Exhibit 99.2
RealPage, Inc.
IR Fact Sheet (as of May 6, 2020)

*Please read in conjunction with the Company's 10-K previously filed with the Securities and Exchange Commission on March 2, 2020 as well as the "Explanation of Non-GAAP Financial Measures".

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020
Revenue ($000's)
Total GAAP Revenue	$201,301	$216,252	$224,953	$226,974	$869,480	$234,306	$243,861	$255,202	$254,767	$988,136	$276,673
Growth %	32%	34%	33%	21%	30%	16%	13%	13%	12%	14%	18%

Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400
Total Non-GAAP Revenue	$201,614	$216,355	$225,371	$228,030	$871,370	$234,530	$244,018	$255,240	$255,216	$989,004	$277,073
Growth %	31%	33%	33%	21%	29%	16%	13%	13%	12%	13%	18%

GAAP On Demand Revenue	$193,300	$206,945	$215,413	$218,051	$833,709	$226,519	$235,185	$245,637	$246,235	$953,576	$268,471
Growth %	32%	34%	33%	21%	30%	17%	14%	14%	13%	14%	19%

Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400
Non-GAAP On Demand Revenue	$193,613	$207,048	$215,831	$219,107	$835,599	$226,743	$235,342	$245,675	$246,684	$954,444	$268,871
Growth %	32%	33%	33%	21%	29%	17%	14%	14%	13%	14%	19%

Professional and Other	$8,001	$9,307	$9,540	$8,923	$35,771	$7,787	$8,676	$9,565	$8,532	$34,560	$8,202

Expenses ($000's)
Cost of Revenue
GAAP View	$72,837	$81,942	$85,540	$88,063	$328,382	$90,194	$95,708	$98,783	$101,027	$385,712	$108,910
Stock-based expense	(835)	(1,168)	(1,146)	(1,254)	(4,403)	(1,331)	(1,447)	(1,425)	(1,401)	(5,604)	(2,010)
Organizational realignment	-	-	-	-	-	-	-	(125)	(16)	(141)	(198)
Asset impairment	-	-	-	-	-	-	-	-	(1,618)	(1,618)	-
Non-GAAP View	$72,002	$80,774	$84,394	$86,809	$323,979	$88,863	$94,261	$97,233	$97,992	$378,349	$106,702
Depreciation	(2,934)	(3,099)	(2,991)	(3,048)	(12,072)	(3,671)	(4,017)	(4,007)	(3,970)	(15,665)	(3,780)
Adjusted EBITDA View	$69,068	$77,675	$81,403	$83,761	$311,907	$85,192	$90,244	$93,226	$94,022	$362,684	$102,922

Product Development
GAAP View	$29,040	$30,771	$28,942	$29,772	$118,525	$29,897	$28,151	$27,866	$26,308	$112,222	$31,548
Stock-based expense	(2,163)	(2,645)	(2,520)	(2,595)	(9,923)	(2,480)	(2,016)	(1,948)	(1,715)	(8,159)	(1,937)
Organizational realignment	-	-	-	-	-	-	-	(316)	(84)	(400)	(233)
Asset impairment and gain (loss) on disposal of assets	-	-	-	-	-	-	-	-	-	-	-
Headquarters relocation costs	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP View	$26,877	$28,126	$26,422	$27,177	$108,602	$27,417	$26,135	$25,602	$24,509	$103,663	$29,378
Depreciation	(1,338)	(1,557)	(1,381)	(1,391)	(5,667)	(1,651)	(1,632)	(1,540)	(1,527)	(6,350)	(1,512)
Adjusted EBITDA View	$25,539	$26,569	$25,041	$25,786	$102,935	$25,766	$24,503	$24,062	$22,982	$97,313	$27,866

Sales & Marketing
GAAP View	$37,680	$40,664	$43,179	$45,084	$166,607	$44,823	$49,120	$51,906	$48,113	$193,962	$54,657
Stock-based expense	(3,541)	(4,470)	(4,242)	(4,320)	(16,573)	(5,350)	(6,383)	(6,358)	(5,887)	(23,978)	(5,888)
Organizational realignment	-	-	-	-	-	-	-	(108)	(62)	(170)	(611)
Asset impairment	-	-	-	(2,720)	(2,720)	-	-	-	(363)	(363)	-
Non-GAAP View	$34,139	$36,194	$38,937	$38,044	$147,314	$39,473	$42,737	$45,440	$41,801	$169,451	$48,158
Depreciation	(1,228)	(1,366)	(1,069)	(1,289)	(4,952)	(1,506)	(1,566)	(1,573)	(1,572)	(6,217)	(1,619)
Adjusted EBITDA View	$32,911	$34,828	$37,868	$36,755	$142,362	$37,967	$41,171	$43,867	$40,229	$163,234	$46,539

General & Administrative
GAAP View	$27,090	$28,444	$30,036	$32,638	$118,208	$28,143	$28,310	$31,249	$35,354	$123,056	$40,528
Stock-based expense	(3,779)	(5,412)	(5,571)	(4,980)	(19,742)	(5,752)	(6,019)	(6,767)	(6,284)	(24,822)	(6,366)
Asset impairment and gain (loss) on disposal of assets	(942)	(156)	(341)	(574)	(2,013)	(286)	17	10	(296)	(555)	(12)
Loss due to cyber incident, net of recoveries	-	-	-	(4,952)	(4,952)	-	-	-	-	-	-
Acquisition-related income (expense)	(1,007)	(1,168)	(519)	257	(2,437)	(29)	(376)	(755)	(3,594)	(4,754)	(3,724)
Organizational realignment	-	-	-	-	-	-	-	(135)	(687)	(822)	(169)
Regulatory and legal matters	-	-	(78)	-	(78)	-	(352)	(215)	(898)	(1,465)	(359)
Non-GAAP View	$21,362	$21,708	$23,527	$22,389	$88,986	$22,076	$21,580	$23,387	$23,595	$90,638	$29,898
Depreciation	(1,376)	(1,484)	(1,504)	(1,423)	(5,787)	(1,646)	(1,499)	(1,388)	(1,424)	(5,957)	(1,460)
Other (income) expense	(51)	(66)	(58)	(34)	(209)	(1)	(212)	(27)	(354)	(594)	(170)
Adjusted EBITDA View	$19,935	$20,158	$21,965	$20,932	$82,990	$20,429	$19,869	$21,972	$21,817	$84,087	$28,268

Profitability ($000's)
GAAP Net Income (Loss)	$10,901	$8,479	$9,073	$6,272	$34,725	$11,272	$15,063	$11,704	$20,169	$58,208	$5,605
Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400
Depreciation, asset impairment, and loss on disposal of assets	7,818	7,662	9,286	10,445	35,211	8,760	8,697	8,498	10,769	36,724	8,383
Amortization of product technologies and intangible assets	16,384	17,623	18,684	19,017	71,708	19,350	20,302	20,759	20,353	80,764	25,191
Loss due to cyber incident, net of recoveries	-	-	-	4,952	4,952	-	-	-	-	-	-
Gain on change in fair value of equity investment	-	-	-	-	-	(2,600)	-	-	-	(2,600)	-
Acquisition-related expense (income)	1,007	1,168	519	(257)	2,437	29	376	755	3,594	4,754	3,724
Regulatory and legal matters	-	-	78	-	78	-	352	215	898	1,465	359
Interest expense, net	7,721	8,584	6,874	6,780	29,959	8,581	8,241	8,791	9,443	35,056	12,905
Income tax (benefit) expense	(301)	(189)	683	(618)	(425)	4,647	(822)	4,171	(5,646)	2,350	(2,501)
Organizational realignment	-	-	-	-	-	-	-	684	849	1,533	1,211
Stock-based expense	10,318	13,695	13,479	13,149	50,641	14,913	15,865	16,498	15,287	62,563	16,201
Adjusted EBITDA	$54,161	$57,125	$59,094	$60,796	$231,176	$65,176	$68,231	$72,113	$76,165	$281,685	$71,478

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$45,319	$46,522	$47,307	$47,826	$186,974	$49,914	$51,006	$52,591	$52,633	$206,144	$62,433
% of Total	24%	22%	22%	22%	22%	22%	22%	21%	21%	22%	23%
Y-O-Y growth	12%	12%	12%	11%	12%	10%	10%	11%	10%	10%	25%

Resident Services	$77,175	$85,329	$94,084	$93,865	$350,453	$96,804	$101,209	$110,315	$112,747	$421,075	$119,086
% of Total	40%	41%	44%	43%	42%	43%	43%	45%	46%	44%	44%
Y-O-Y growth	27%	32%	33%	24%	29%	25%	19%	17%	20%	20%	23%

Leasing and Marketing	$39,434	$42,845	$42,198	$42,882	$167,359	$44,401	$46,899	$45,761	$42,792	$179,853	$46,790
% of Total	20%	21%	19%	19%	20%	19%	20%	19%	17%	19%	18%
Y-O-Y growth	42%	46%	44%	14%	35%	13%	9%	8%	0%	7%	5%

Asset Optimization	$31,685	$32,352	$32,242	$34,534	$130,813	$35,624	$36,228	$37,008	$38,512	$147,372	$40,562
% of Total	16%	16%	15%	16%	16%	16%	15%	15%	16%	15%	15%
Y-O-Y growth	78%	61%	59%	42%	59%	12%	12%	15%	12%	13%	14%

Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$169,687	$179,082	$189,458	$196,799	$735,026	$201,943	$207,209	$218,536	$222,988	$850,676	$240,589
% of Total	88%	86%	88%	90%	88%	89%	88%	89%	90%	89%	89%
Y-O-Y growth	26%	27%	24%	24%	25%	19%	16%	15%	13%	16%	19%

Transactional	$23,926	$27,966	$26,373	$22,308	$100,573	$24,800	$28,133	$27,139	$23,696	$103,768	$28,282
% of Total	12%	14%	12%	10%	12%	11%	12%	11%	10%	11%	11%
Y-O-Y growth	90%	97%	172%	2%	72%	4%	1%	3%	6%	3%	14%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value	$779,446	$837,897	$886,747	$876,637		$912,060	$942,436	$990,800	$1,039,588		$1,089,189
Total ACV Growth (QTD)	31%	29%	25%	17%		17%	12%	12%	19%		19%
Unit Trend (000's)
On Demand Units - Ending	13,173	15,531	16,073	16,219		16,401	16,505	16,779	18,475		18,949
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)	96.2%	96.4%	96.6%	96.9%		97.1%	97.3%	97.3%	97.1%		96.9%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)	$59.17	$53.95	$55.17	$54.05		$55.61	$57.10	$59.05	$56.27		$57.48
Top ACV / RPU
Top 100 ACV ($000's)	$319,642	$336,943	$359,144	$366,111		$370,092	$378,566	$399,613	$405,617		$412,794

Top 100 ACV RPU	$85.64	$69.48	$68.61	$68.24		$68.96	$70.71	$70.38	$71.85		$71.86

Top 50 RPU Clients RPU	$201.45	$212.30	$222.23	$225.31		$230.29	$228.00	$247.16	$242.35		$243.78

Headcount
Total Ending RP Headcount	5,664	5,958	6,149	6,267		6,330	6,539	6,736	7,085		7,287

Total International Headcount (included above)	2,454	2,558	2,618	2,686		2,773	2,925	3,110	3,195		3,312
% International Headcount	43%	43%	43%	43%		44%	45%	46%	45%		45%